Note 10 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income (loss) before income taxes	$ (886)	$ 1,736
Less net loss attributable to non-controlling interest in subsidiary	(397)	(324)
ncome (loss) before income taxes attributable to Avalon Holdings Corporation common shareholders	$ (489)	$ 2,060
Federal statutory rate	21.00%	21.00%
Computed Federal provision (benefit) for income taxes	$ (103)	$ 433
State income taxes, net of federal income tax benefits	76	71
Change in valuation allowance	137	82
Increase in available federal tax credit	(164)	(144)
Other nondeductible expenses	39	38
Other nontaxable income	0	(411)
Adjustment to deferred tax balances	109	20
Total provision for income taxes	$ 94	$ 89